SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 27, 2004

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2004-RA2
(Exact name of Registrant as specified in its charter)

Delaware	333-103345-45	94-2528990
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706
SEATTLE, WASHINGTON 98101
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

SECTION 8.  OTHER EVENTS

ITEM 8.01 Other Events

     This Current Report on Form 8-K relates to the distribution report furnished to certificate holders in connection with the September 2004 distribution.

SECTION 9.    FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c)  Exhibits

Exhibit No.	Description

99.1	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA2 Monthly Distribution Report for September 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
Date: September 29, 2004	By:	/s/ Tammy Spriggs Tammy Spriggs First Vice President (Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA2 Monthly Distribution Report for September 2004